Exhibit 23(a)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in the Company's Registration Statement on Form S-3 (file number 33-5373) of our report dated January 27, 1995 included in Marriott International, Inc.'s Form 10-K for the year ended December 30, 1994, and to all references to our Firm included in this registration statement.


                                                     /s/ ARTHUR ANDERSEN LLP
                                                         ARTHUR ANDERSEN LLP

Washington, D.C.
December 18, 1995